Exhibit 99.2

Quarterly Investor Supplement

September 30, 2018

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended September 30, 2018. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Individual Life
Explanatory Note on Non-GAAP Financial Information	3 - 5	Sources of Adjusted Operating Earnings	27
Key Metrics	6	Key Metrics	28
Consolidated Statements of Operations	7	Corporate
Consolidated Adjusted Earnings Before Income Taxes	8	Adjusted Operating Earnings	30
Adjusted Operating Earnings by Segment (QTD)	9	Investment Information
Adjusted Operating Earnings by Segment (YTD)	10	Portfolio Composition	32
Consolidated Balance Sheets	11	Portfolio Results	33
DAC/VOBA Segment Trends	12	Alternative Investment Income	34
Consolidated Capital Structure	13	Reconciliations
Consolidated Assets Under Management/Assets Under Administration	14	Reconciliation of Consolidated Statements of Operations	36
Retirement		Reconciliation of Adjusted Operating Revenues	37
Sources of Adjusted Operating Earnings and Key Metrics	16	Reconciliation of Adjusted Operating Earnings - excluding Unlocking
Assets Under Management Rollforward by Product Group	17	Adjusted Return on Capital	38 - 39
Investment Management		Impacts of Prepayments and Alternative Income Above (Below) Long-
Sources of Adjusted Operating Earnings	19	Term Expectations on Adjusted ROC (bps)	40
Key Metrics	20	Reconciliation of Adjusted Operating Earnings Per Share; Book Value
Account Value Rollforward by Source	21	Per Common Share	41
Account Value by Asset Type	22	Reconciliation of Investment Management Operating Margin, Excluding
Employee Benefits		Investment Capital	42
Sources of Adjusted Operating Earnings	24	Appendix
Key Metrics	25	Pro-forma Retirement views	44 - 46
		Pro-forma Investment Management views	47 - 49

Voya Financial	Page 3 of	49

Explanatory Note on Non-GAAP Financial Information

On September 12, 2018, we issued 325,000 shares of 6.125% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $319 million. Dividend payments will be made semi-annually in arrears on the 15th day of March and September of each year, commencing on March 15, 2019.
On June 1, 2018, we closed a transaction that resulted in the disposition of substantially all of our Closed Block Variable Annuity (“CBVA”) and annuities businesses (the "Transaction"). As a result, the assets and liabilities of the businesses sold were classified as held for sale in prior periods and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. Pursuant to the Transaction, we evaluated our segments and determined that the retained CBVA and annuities policies that are not components of the disposed businesses described above ("Retained Business") have insignificant impacts to Adjusted operating earnings before taxes. As such, we have recorded the results of these retained businesses in Corporate.
Adjusted Operating Earnings Before Income Taxes
Adjusted operating earnings before income taxes is a measure used to evaluate segment performance. We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as the comparable U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:

▪
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;

•
Income (loss) related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;

•
Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;

•
Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;

•
Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

•
Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and

•
Other items not indicative of normal operations or performance of our segments or may be related to infrequent events including capital or organizational restructurings including certain costs related to debt and equity offerings as well as stock and/or cash based deal contingent awards; expenses associated with the rebranding of Voya Financial, Inc.; severance and other third-party expenses associated with restructuring. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments. Additionally, with respect to restructuring, these costs represent changes in operations rather than investments in the future capabilities of our operating businesses.

Voya Financial	Page 4 of	49

Explanatory Note on Non-GAAP Financial Information

Adjusted operating earnings before income taxes for Corporate includes Net investment gains (losses) and Net guaranteed benefit hedging gains (losses) associated with the Retained Business in periods prior to 2018. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.
Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Earnings - excluding Unlocking
Adjusted operating earnings - excluding unlocking is also a non-GAAP financial measure. This measure excludes from Adjusted operating earnings before income taxes the following items:

•	DAC/VOBA and other intangibles unlocking; and

•
The net gains included in Adjusted operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement ("Lehman Recovery"), and losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships ("LIHTC") as a mean of exiting this asset class.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability. The net gain from the Lehman Brothers bankruptcy settlement and loss from the disposition of low-income housing tax credit partnerships affected run-rate results and we believe that this effect is not reflective of our ongoing performance.
Adjusted Operating Earnings per Common Share (Diluted); Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors.
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital ratio includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.
For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Adjusted Operating Earning Per Common Share; Book Value Per Common Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from corporate and closed block activities, which include our Retirement, Investment Management, Individual Life and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate
The Adjusted operating effective tax rate for 2018 is based on the income tax expense for the current period related to Income (loss) from continuing operations, less estimated taxes on non-operating items assuming a 21% corporate tax rate, and other non-operating impacts such as those related to restructuring, changes in tax valuation allowance, and the Tax Cuts and Jobs Act. Voya assumes a 21% tax rate on all components of Adjusted operating earnings described as “after-tax”. For purposes of calculating segment Adjusted ROC, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.
Stranded Costs
As a result of the Transaction, the revenues and certain expenses of the businesses sold have been classified as discontinued operations. Expenses classified within discontinued operations include only direct operating expenses incurred by the businesses sold that are identifiable as costs of the businesses sold, but only to the extent that we did not continue to recognize such expenses after the close of the Transaction. Certain direct costs of the businesses sold, which relate to activities for which we provide transitional services and for which we will be reimbursed under a transition services agreement ("TSA"), are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold, and other expenses that do not meet the foregoing criteria are reported within continuing operations. These costs reported within continuing operations ("Stranded Costs") are included in Adjusted operating earnings before income taxes and Income (loss) from continuing operations for all periods presented. Because we do not believe that TSA revenues and Stranded Costs are representative of the future run-rate of revenues and expenses of our continuing operations, they are recorded in Corporate. We plan to address the Stranded Costs through a cost reduction strategy.

Voya Financial	Page 5 of	49

Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

•
Revenues related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Operating revenues with how we manages our segments;

•
Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the gains and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and

•
Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Adjusted operating revenues for Corporate includes Net investment gains (losses) and Gains (losses) on change in fair value of derivatives related to guaranteed benefits associated with the Retained Business in the periods prior to 2018. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:

•
Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

•	Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration ("AUA"), and transaction based recordkeeping fees.

•
Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

•	Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

•	Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

•	For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of	49

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Income (loss) from continuing operations before income taxes	186	241	21	220	40	448	308
Income tax expense (benefit)	21	45	4	687	(40)	70	53
Income (loss) from discontinued operations, net of tax (1)	—	28	429	(2,616)	134	457	36
Net income (loss)	165	224	446	(3,083)	214	835	291
Net income (loss) attributable to noncontrolling interest	23	58	—	82	65	81	118
Net income (loss) available to Voya Financial, Inc.'s common shareholders	142	166	446	(3,165)	149	754	173
Adjusted operating earnings before income taxes - Consolidated (2)	163	238	163	233	43	564	295
Total Voya Financial, Inc. Common Shareholders' Equity	8,204	8,460	9,378	10,009	13,653	8,204	13,653
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (2)	7,427	7,517	7,867	7,278	10,922	7,427	10,922
Net Deferred Tax Asset (DTA and AMT receivables) (net of valuation allowance) (3)	1,811	1,942	1,843	1,856	2,954	1,811	2,954
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (3)	5,616	5,575	6,024	5,422	7,968	5,616	7,968
Debt to Capital:
Debt to Capital	28.9%	29.0%	26.9%	25.7%	20.2%	28.9%	20.2%
Adjusted Debt to Capital (2) (5)	28.4%	29.0%	28.1%	30.5%	22.7%	28.4%	22.7%
Per Share:
Adjusted operating effective tax rate (6)	14.9%	17.9%	16.2%	32.0%	32.0%	16.5%	32.0%
Net income (loss) available to shareholders per common share:
Basic	0.89	1.00	2.59	(17.64)	0.83	4.54	0.93
Diluted	0.87	0.96	2.50	(17.64)	0.81	4.39	0.92
Adjusted operating earnings per common share (diluted) (2) (4)	0.84	1.13	0.77	0.87	0.16	2.74	1.06
Adjusted operating earnings per common share (diluted) - ex unlocking (2) (4)	1.54	1.26	1.08	0.87	0.86	3.86	2.14
Book value per common share (including AOCI)	52.22	52.22	54.65	58.19	75.98	52.22	75.98
Book value per common share (excluding AOCI) (4)	47.28	46.40	45.84	42.31	60.78	47.28	60.78
Shares:
Weighted-average common shares outstanding
Basic	160	167	172	179	180	166	186
Diluted	164	173	178	179	182	172	188
Adjusted Diluted (2) (4)	164	173	178	183	182	172	188
Ending shares outstanding	157	162	172	172	180	157	180
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	250	500	100	401	—	850	623
Dividends to common shareholders	2	1	2	2	2	5	6
Total cash returned to common shareholders	252	501	102	403	2	855	629
(1) Income (loss) from discontinued operations, net of tax includes a $2.4 billion write down of assets of businesses held for sale to fair value less costs to sell in the period ended 12/31/2017, which was reduced by $0.5 billion in the nine months ended September 30, 2018.

(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(3) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), Life Subgroup Deferred Losses, Alternative Minimum Tax refundable in the short term under new tax legislation, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $447 million tax valuation allowance related to Federal NOLs for the period ended September 30, 2018.

(4) For an explanation of the diluted weighted-average common share measures used for Adjusted operating earnings per share (diluted) please refer to "Reconciliation of Adjusted Operating Earnings Per Share; Book Value Per Common Share, Excluding AOCI" on page 41 of this document.

(5) Includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.
(6) Consolidated effective tax rate used in the calculation of Adjusted operating earning per share. The effect of assumed tax rate vs actual tax rate is listed on page 41 of this document.

Voya Financial	Page 7 of	49

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Revenues
Net investment income	855	813	823	824	795	2,491	2,470
Fee income	704	660	676	668	684	2,040	1,960
Premiums	550	533	539	515	533	1,622	1,606
Net realized capital gains (losses)	(46)	(120)	(181)	(63)	(53)	(347)	(164)
Income (loss) related to consolidated investment entities	62	126	11	136	139	199	295
Other revenues	127	101	99	106	86	327	265
Total revenues	2,252	2,113	1,967	2,186	2,184	6,332	6,432

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,268)	(1,088)	(1,090)	(1,159)	(1,192)	(3,446)	(3,477)
Operating expenses	(656)	(645)	(700)	(682)	(674)	(2,001)	(1,972)
Net amortization of DAC/VOBA	(86)	(74)	(100)	(61)	(209)	(260)	(468)
Interest expense	(47)	(46)	(49)	(44)	(49)	(142)	(140)
Operating expenses related to consolidated investment entities	(9)	(19)	(7)	(20)	(20)	(35)	(67)
Total benefits and expenses	(2,066)	(1,872)	(1,946)	(1,966)	(2,144)	(5,884)	(6,124)
Income (loss) from continuing operations before income taxes	186	241	21	220	40	448	308
Less:
Net investment gains (losses) and related charges and adjustments	11	(40)	(61)	(54)	(12)	(90)	(30)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	14	2	(14)	34	5	2	12
Income (loss) related to businesses exited through reinsurance or divestment	—	(8)	(45)	(39)	(2)	(53)	(6)
Income (loss) attributable to noncontrolling interests	23	58	—	82	65	81	118
Income (loss) on early extinguishment of debt	—	—	(3)	—	(3)	(3)	(4)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	(17)	1	—	1
Other adjustments (1)	(25)	(9)	(19)	(19)	(57)	(53)	(78)
Adjusted operating earnings before income taxes (2)	163	238	163	233	43	564	295

(1) Includes restructuring expenses (severance, lease write-offs, etc.) and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 8 of	49

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	783	756	741	753	736	2,280	2,222
Fee income	726	706	708	711	730	2,140	2,097
Premiums	547	532	537	514	533	1,616	1,603
Other revenue	52	39	37	45	28	128	101
Adjusted operating revenues (1)	2,108	2,033	2,023	2,023	2,027	6,164	6,023

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,260)	(1,101)	(1,115)	(1,077)	(1,158)	(3,476)	(3,358)
Operating expenses	(557)	(569)	(578)	(592)	(568)	(1,704)	(1,748)
Net amortization of DAC/VOBA	(83)	(77)	(118)	(75)	(212)	(278)	(482)
Interest expense	(45)	(48)	(49)	(46)	(46)	(142)	(140)
Adjusted operating benefits and expenses	(1,945)	(1,795)	(1,860)	(1,790)	(1,984)	(5,600)	(5,728)
Adjusted operating earnings before income taxes (1)	163	238	163	233	43	564	295

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	705	670	662	649	634	2,037	1,889
Investment Management	168	171	185	185	171	524	546
Employee Benefits	469	460	453	431	446	1,382	1,336
Individual Life	660	641	631	635	669	1,932	1,928
Corporate	106	91	92	123	107	289	324
Adjusted operating revenues (1)	2,108	2,033	2,023	2,023	2,027	6,164	6,023

Adjusted Operating Earnings
Retirement	253	169	109	168	107	531	288
Investment Management	48	52	61	60	54	161	188
Employee Benefits	50	35	32	31	58	117	96
Individual Life	(134)	41	17	64	(66)	(76)	28
Corporate	(54)	(59)	(56)	(90)	(110)	(169)	(305)
Adjusted operating earnings before income taxes (1)	163	238	163	233	43	564	295

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 9 of	49

Adjusted Operating Earnings by Segment

	Three Months Ended September 30, 2018
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	457	8	31	230	57	783
Fee income	215	157	22	320	12	726
Premiums	—	—	418	106	23	547
Other revenue	33	3	(2)	4	14	52
Adjusted operating revenues (1)	705	168	469	660	106	2,108

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(240)	—	(323)	(628)	(69)	(1,260)
Operating expenses	(233)	(120)	(88)	(68)	(48)	(557)
Net amortization of DAC/VOBA	21	—	(8)	(98)	2	(83)
Interest expense	—	—	—	—	(45)	(45)
Adjusted operating benefits and expenses	(452)	(120)	(419)	(794)	(160)	(1,945)
Adjusted operating earnings before income taxes (1)	253	48	50	(134)	(54)	163

	Three Months Ended September 30, 2017
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	425	5	28	218	60	736
Fee income	187	160	15	340	28	730
Premiums	1	—	405	108	19	533
Other revenue	21	6	(2)	3	—	28
Adjusted operating revenues (1)	634	171	446	669	107	2,027

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(243)	—	(305)	(550)	(60)	(1,158)
Operating expenses	(203)	(117)	(80)	(63)	(105)	(568)
Net amortization of DAC/VOBA	(81)	—	(3)	(122)	(6)	(212)
Interest expense	—	—	—	—	(46)	(46)
Adjusted operating benefits and expenses	(527)	(117)	(388)	(735)	(217)	(1,984)
Adjusted operating earnings before income taxes (1)	107	54	58	(66)	(110)	43

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 10 of	49

Adjusted Operating Earnings by Segment

	Nine Months Ended September 30, 2018
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	1,310	24	86	673	187	2,280
Fee income	637	483	53	934	33	2,140
Premiums	6	—	1,247	314	49	1,616
Other revenue	84	17	(4)	11	20	128
Adjusted operating revenues (1)	2,037	524	1,382	1,932	289	6,164

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(716)	—	(984)	(1,612)	(164)	(3,476)
Operating expenses	(718)	(363)	(266)	(208)	(149)	(1,704)
Net amortization of DAC/VOBA	(72)	—	(15)	(188)	(3)	(278)
Interest expense	—	—	—	—	(142)	(142)
Adjusted operating benefits and expenses	(1,506)	(363)	(1,265)	(2,008)	(458)	(5,600)
Adjusted operating earnings before income taxes (1)	531	161	117	(76)	(169)	564

	Nine Months Ended September 30, 2017
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	1,271	49	82	642	178	2,222
Fee income	550	468	47	950	82	2,097
Premiums	5	—	1,211	324	63	1,603
Other revenue	63	29	(4)	12	1	101
Adjusted operating revenues (1)	1,889	546	1,336	1,928	324	6,023

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(717)	—	(977)	(1,473)	(191)	(3,358)
Operating expenses	(637)	(358)	(254)	(210)	(289)	(1,748)
Net amortization of DAC/VOBA	(247)	—	(9)	(217)	(9)	(482)
Interest expense	—	—	—	—	(140)	(140)
Adjusted operating benefits and expenses	(1,601)	(358)	(1,240)	(1,900)	(629)	(5,728)
Adjusted operating earnings before income taxes (1)	288	188	96	28	(305)	295

Voya Financial	Page 11 of	49

Consolidated Balance Sheets

	Balances as of
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Assets
Total investments	63,873	63,857	64,608	66,087	65,918
Cash and cash equivalents	1,789	1,534	1,411	1,218	1,470
Assets held in separate accounts	80,937	78,642	77,949	77,605	77,613
Premium receivable and reinsurance recoverable	7,068	7,617	7,601	7,632	7,273
Short term investments under securities loan agreement and accrued investment income	2,490	2,353	2,170	2,293	2,603
Deferred policy acquisition costs, Value of business acquired	4,061	4,008	3,769	3,374	3,403
Deferred income taxes	1,122	1,266	1,022	781	1,293
Other assets (1)	1,473	1,175	1,388	1,314	1,477
Assets related to consolidated investment entities	2,223	2,288	2,826	3,176	3,618
Assets held for sale	—	—	57,080	59,052	62,325
Total Assets	165,036	162,740	219,824	222,532	226,993

Liabilities
Future policy benefits and contract owner account balances	65,523	65,980	65,732	65,805	65,100
Liabilities related to separate accounts	80,937	78,642	77,949	77,605	77,613
Payables under securities loan agreements, including collateral held	2,097	1,957	1,719	1,866	2,139
Short-term debt	1	1	—	337	337
Long-term debt	3,459	3,458	3,458	3,123	3,122
Other liabilities (2)	2,632	2,339	2,752	2,775	2,816
Liabilities related to consolidated investment entities	1,187	1,121	1,347	1,705	2,168
Liabilities held for sale	—	—	56,458	58,277	59,087
Total Liabilities	155,836	153,498	209,415	211,493	212,382

Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	3	3	3	3	3
Treasury stock	(4,705)	(4,442)	(3,936)	(3,827)	(3,426)
Additional paid-in capital	24,301	23,951	23,961	23,821	23,900
Retained earnings (deficit)	(11,853)	(11,995)	(12,161)	(12,719)	(9,555)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	7,746	7,517	7,867	7,278	10,922
Accumulated other comprehensive income	777	943	1,511	2,731	2,731
Total Voya Financial, Inc. Shareholders' Equity	8,523	8,460	9,378	10,009	13,653
Noncontrolling interest	677	782	1,031	1,030	958
Total Shareholders' Equity	9,200	9,242	10,409	11,039	14,611
Total Liabilities and Shareholders' Equity	165,036	162,740	219,824	222,532	226,993

(1) Includes Other assets, Sales inducements to contract holders, Current income taxes, Goodwill and other intangible assets.
(2) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 12 of	49

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Retirement
Balance as of Beginning-of-Period	1,167	1,057	882	858	921	882	1,165
Deferrals of commissions and expenses	17	18	19	23	21	54	70
Amortization	(25)	(20)	(13)	(27)	(34)	(58)	(92)
Unlocking (1)	50	(8)	(59)	9	(39)	(17)	(128)
Change in unrealized capital gains/losses	42	120	228	19	(11)	390	(157)
Balance as of End-of-Period	1,251	1,167	1,057	882	858	1,251	858
Deferred Sales Inducements as of End-of-Period (2)	34	33	33	32	33	34	33
Individual Life
Balance as of Beginning-of-Period	2,687	2,566	2,366	2,424	2,575	2,366	2,702
Deferrals of commissions and expenses	28	25	26	31	26	79	92
Amortization	(58)	(38)	(1)	(39)	(44)	(97)	(137)
Unlocking	(46)	(2)	(21)	—	(83)	(69)	(91)
Change in unrealized capital gains/losses	37	136	196	(50)	(50)	369	(142)
Balance as of End-of-Period	2,648	2,687	2,566	2,366	2,424	2,648	2,424
Other (3)
Balance as of Beginning-of-Period	154	146	126	121	124	126	130
Deferrals of commissions and expenses	7	8	6	7	6	21	20
Amortization	(5)	(6)	(6)	(8)	(5)	(17)	(18)
Unlocking	(2)	—	—	1	(4)	(2)	(2)
Change in unrealized capital gains/losses	8	6	20	5	—	34	(9)
Balance as of End-of-Period	162	154	146	126	121	162	121
Total
Balance as of Beginning-of-Period	4,008	3,769	3,374	3,403	3,620	3,374	3,997
Deferrals of commissions and expenses	52	51	51	61	53	154	182
Amortization	(88)	(64)	(20)	(74)	(83)	(172)	(247)
Unlocking	2	(10)	(80)	10	(126)	(88)	(221)
Change in unrealized capital gains/losses	87	262	444	(26)	(61)	793	(308)
Balance as of End-of-Period	4,061	4,008	3,769	3,374	3,403	4,061	3,403

(1) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the nine months ended September 30, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $52 million, of which $9 million was included in the results of the annual review of assumptions. For the nine months ended September 30, 2017, unfavorable unlocking of DAC / VOBA related to changes in GMIR provisions was $220 million, of which $92 million was included in the results of the annual review of assumptions.

(2) Deferred sales inducements in other segments are insignificant.
(3) Includes Employee Benefits, Investment Management and closed blocks, including remaining annuities businesses.

Voya Financial	Page 13 of	49

Consolidated Capital Structure

	Balances as of
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Financial Debt
Senior bonds	2,358	2,357	2,357	2,703	2,702
Subordinated bonds	1,097	1,097	1,096	752	752
Other debt	5	5	5	5	5
Total Debt	3,460	3,459	3,458	3,460	3,459

Equity
Preferred equity (Excluding AOCI) (3)	319	—	—	—	—
Common equity (Excluding AOCI)	7,427	7,517	7,867	7,278	10,922
Total Equity (Excluding AOCI) (1)	7,746	7,517	7,867	7,278	10,922
Accumulated other comprehensive income (AOCI)	777	943	1,511	2,731	2,731
Total Voya Financial, Inc. Shareholders' Equity	8,523	8,460	9,378	10,009	13,653

Capital
Total Capitalization	11,983	11,919	12,836	13,469	17,112
Total Capitalization (Excluding AOCI) (1)	11,206	10,976	11,325	10,738	14,381

Debt to Capital
Debt to Capital	28.9%	29.0%	26.9%	25.7%	20.2%
Adjusted Debt to Capital (1) (2)	28.4%	29.0%	28.1%	30.5%	22.7%

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.
(3) Includes Preferred stock par value and additional paid-in-capital.

Voya Financial	Page 14 of	49

Consolidated Assets Under Management/Assets Under Administration

As of September 30, 2018
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA

Retirement (1)	32,468	73,119	45,006	150,593	234,975	385,568
Investment Management	55,862	27,520	127,033	210,415	48,990	259,405
Employee Benefits	1,823	15	—	1,838	—	1,838
Individual Life (2)	12,902	2,826	—	15,728	—	15,728
Eliminations/Other	(47,193)	(22,543)	(10,745)	(80,481)	(39,492)	(119,973)
Total AUM and AUA	55,862	80,937	161,294	298,093	244,473	542,566

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes assets backing interest and non-interest sensitive products.

Retirement

Voya Financial	Page 16 of	49

Retirement Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Sources of operating earnings before income taxes:
Fixed income	387	385	381	386	390	1,153	1,161
Limited partnership income	1	1	1	2	2	3	6
Prepayment fee income	11	5	4	11	6	20	17
Total gross investment income	399	391	386	399	398	1,176	1,184
Investment expenses	(18)	(19)	(17)	(17)	(19)	(54)	(55)
Credited interest	(233)	(231)	(228)	(236)	(237)	(692)	(700)
Net margin	148	141	141	146	142	430	429
Other investment income (1)	70	54	46	46	43	170	129
Investment spread and other investment income	218	195	187	192	185	600	558
Fee based margin (2)	247	237	241	221	212	725	622
Net underwriting gain (loss) and other revenue	—	—	(3)	(9)	(8)	(3)	(14)
Administrative expenses (2)	(179)	(185)	(194)	(167)	(159)	(558)	(506)
Trail commissions	(52)	(52)	(53)	(42)	(41)	(157)	(122)
DAC/VOBA and other intangibles amortization, excluding unlocking	(31)	(29)	(28)	(34)	(38)	(88)	(105)
DAC/VOBA and other intangibles unlocking (3)	50	3	(41)	7	(44)	12	(145)
Adjusted operating earnings before income taxes	253	169	109	168	107	531	288
Adjusted Return on Capital (4)	13.4%	12.0%	11.1%	10.3%	9.9%	13.4%	9.9%

Fee based margin (2)
Fee based margin - excluding Recordkeeping	201	195	196	177	171	592	502
Fee based margin - Recordkeeping	46	42	45	44	41	133	120
Fee based margin (2)	247	237	241	221	212	725	622
Assets Under Management by Fund Group
General account	32,468	32,519	32,480	32,571	32,761	32,468	32,761
Guaranteed separate account	7,770	7,527	7,541	7,695	7,771	7,770	7,771
Non-guaranteed separate account	65,349	63,386	62,820	63,538	60,705	65,349	60,705
Mutual funds / Institutional funds	45,006	42,483	40,875	34,387	33,348	45,006	33,348
Total AUM	150,593	145,915	143,716	138,191	134,585	150,593	134,585
AUA (5)	234,975	227,271	226,101	244,517	227,283	234,975	227,283
Total AUM and AUA	385,568	373,186	369,817	382,708	361,868	385,568	361,868

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) During the first quarter of 2018, results from certain investment-only products were moved from Corporate to the Retirement segment.
(3) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the nine months ended September 30, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $52 million, of which $9 million was included in the results of the annual review of assumptions. For the nine months ended September 30, 2017, unfavorable unlocking of DAC / VOBA related to changes in GMIR provisions was $220 million, of which $92 million was included in the results of the annual review of assumptions.

(4) Adjusted Return on Capital calculated using trailing twelve months.
(5) Includes Recordkeeping and Stable Value where Voya is not the Investment Manager.

Voya Financial	Page 17 of	49

Retirement AUM Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Full service - Corporate markets
Assets under management, beginning of period	61,888	60,650	60,495	58,010	55,536	60,495	49,921
Transfer/Single deposits	927	986	1,066	1,597	1,212	2,979	4,141
Recurring deposits	1,442	1,512	1,670	1,219	1,307	4,624	4,105
Total Deposits	2,369	2,498	2,736	2,816	2,518	7,603	8,246
Surrenders, benefits, and product charges	(1,999)	(2,261)	(2,465)	(2,656)	(1,952)	(6,725)	(5,894)
Net Flows	370	237	271	160	567	878	2,352
Interest credited and investment performance	2,122	1,001	(116)	2,325	1,907	3,007	5,738
Assets under management, end of period	64,380	61,888	60,650	60,495	58,010	64,380	58,010
Full service - Tax-exempt markets
Assets under management, beginning of period	62,814	61,954	62,070	60,590	58,549	62,070	55,497
Transfer/Single deposits	451	283	280	272	789	1,014	1,696
Recurring deposits	825	864	857	775	723	2,546	2,377
Total Deposits	1,276	1,147	1,137	1,047	1,512	3,560	4,073
Surrenders, benefits, and product charges	(1,547)	(1,257)	(1,361)	(1,234)	(1,155)	(4,165)	(3,895)
Net Flows	(271)	(110)	(224)	(187)	357	(605)	179
Interest credited and investment performance	1,718	970	108	1,667	1,684	2,796	4,914
Assets under management, end of period	64,261	62,814	61,954	62,070	60,590	64,261	60,590
Stable value (1) and Pension risk transfer
Assets under management, beginning of period	11,518	11,544	11,982	12,403	12,088	11,982	12,506
Transfer/Adjustment (2)	—	196	—	—	—	196	—
Transfer/Single deposits	538	107	101	137	415	746	598
Recurring deposits	86	231	104	67	95	421	315
Total Deposits	624	338	205	204	510	1,167	913
Surrenders, benefits, and product charges	(180)	(598)	(546)	(620)	(283)	(1,324)	(1,291)
Net Flows	444	(260)	(341)	(415)	226	(157)	(379)
Interest credited and investment performance	43	38	(97)	(5)	89	(16)	276
Assets under management, end of period	12,005	11,518	11,544	11,982	12,403	12,005	12,403
Retail wealth management
Assets under management, beginning of period	9,695	9,568	3,644	3,581	3,562	3,644	3,485
Transfer/Adjustment (2)	—	—	6,016	—	—	6,016	—
Transfer/Single deposits	402	456	440	180	150	1,298	532
Recurring deposits	1	1	1	1	1	3	3
Total Deposits	403	457	441	180	150	1,301	534
Surrenders, benefits, and product charges	(430)	(458)	(509)	(214)	(211)	(1,397)	(707)
Net Flows	(27)	(1)	(68)	(34)	(60)	(96)	(172)
Interest credited and investment performance	280	128	(24)	97	80	384	268
Assets under management, end of period	9,948	9,695	9,568	3,644	3,581	9,948	3,581
Total AUM (3)
Assets under management, beginning of period	145,915	143,716	138,191	134,585	129,735	138,191	121,408
Transfer/Adjustment (2)	—	196	6,016	—	—	6,212	—
Transfer/Single deposits	2,318	1,832	1,887	2,186	2,565	6,037	6,965
Recurring deposits	2,354	2,608	2,632	2,062	2,126	7,594	6,802
Total Deposits	4,672	4,440	4,519	4,248	4,691	13,631	13,767
Surrenders, benefits, and product charges	(4,156)	(4,574)	(4,881)	(4,724)	(3,600)	(13,611)	(11,785)
Net Flows	516	(134)	(362)	(476)	1,091	20	1,982
Interest credited and investment performance	4,162	2,137	(129)	4,082	3,759	6,170	11,195
Assets under management, end of period	150,593	145,915	143,716	138,191	134,585	150,593	134,585
1) Where Voya is the Investment Manager. Stable Value assets move from AUM to AUA when Voya no longer serves as Investment Manager but continues to provide a book value guarantee.
(2) During the Q1 2018, results from certain investment-only products were moved from Corporate to the Retirement segment. In addition, an adjustment in Q2 2018 reflects certain stable value assets that were previously reported as AUA.

(3) Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager.

Investment Management

Voya Financial	Page 19 of	49

Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Sources of operating earnings before income taxes:
Investment capital and other investment income (1)	8	5	11	8	5	24	49
Fee based margin	160	166	174	177	166	500	497
Administrative expenses	(120)	(119)	(124)	(125)	(117)	(363)	(358)
Adjusted operating earnings before income taxes	48	52	61	60	54	161	188

Fee based margin
Investment advisory and administrative revenue	157	161	165	164	160	483	468
Other fee based margin	3	5	9	13	6	17	29
Fee based margin	160	166	174	177	166	500	497

(1) Includes performance fees related to sponsored private equity funds (“carried interest”) that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered. For the three and nine months ended September 30, 2018 and for the three months ended September 30, 2017, our carried interest total net results were immaterial. For the nine months ended September 30, 2017, our carried interest total net results were a gain of $33 million, including the recovery of $26 million of previously accrued carried interest for one private equity fund.

Voya Financial	Page 20 of	49

Investment Management Key Metrics

	Balances as of					Balances as of
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Client Assets by Source:

Investment Management sourced	89,208	86,802	85,411	85,804	83,070	89,208	83,070
Affiliate sourced	38,170	36,882	55,147	56,476	56,546	38,170	56,546
Variable Annuities (1)	27,175	27,851	—	—	—	27,175	—
Subtotal external clients	154,553	151,535	140,558	142,280	139,616	154,553	139,616
General Account (2)	55,862	55,617	81,893	82,006	82,489	55,862	82,489
Total Client Assets (AUM)	210,415	207,152	222,451	224,286	222,105	210,415	222,105
Administration Only Assets (AUA)	48,990	49,378	49,008	50,018	50,460	48,990	50,460
Total AUM and AUA	259,405	256,530	271,459	274,304	272,565	259,405	272,565
	Three Months Ended					Year-to-Date
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Analysis of investment advisory and administrative revenues, net, by source: (3)(4)

Investment Management sourced	97	95	92	92	86	284	252
Affiliate sourced	27	27	28	28	29	82	85
Total external clients	124	122	120	120	115	366	337
General Account	28	36	40	40	40	104	118
Total investment advisory and administrative revenues, net, from AUM	152	158	160	160	155	470	455
Administration Only Fees	5	3	5	4	5	13	13
Total investment advisory and administrative revenues, net, by source (3)	157	161	165	164	160	483	468
Revenue Yield (bps, using average client assets for the period): (3)(5)

Investment Management sourced	41.9	43.3	43.0	43.3	42.0	42.7	42.8
Affiliate sourced	17.1	18.5	19.5	19.5	21.0	18.3	20.7
Revenue yield on external clients	32.4	33.4	33.7	33.8	33.5	33.0	33.7
General Account	20.0	19.7	19.5	19.5	19.3	19.7	19.1
Revenue yield on client assets (AUM)	29.1	28.8	28.5	28.5	28.2	28.7	28.1
Revenue yield on administration only assets (AUA)	3.8	2.9	4.1	4.0	4.5	3.6	3.4
Total revenue yield on AUM and AUA (bps) (3)	24.3	24.1	24.0	24.0	23.8	24.1	23.4
(1) Reflects Assets Under Management associated with the Variable Annuities business divested in June 2018.
(2) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.
(3) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.
(4) Revenues include fees on AUM associated with the Variable Annuities business in both Investment Management sourced and Affiliate sourced.
(5) Revenue yield on external clients includes the yield on AUM associated with the Variable Annuities business. For the periods ended 9/30/2018 and 6/30/2018, standalone revenue yields reflect ongoing yield on Investment Management Sourced and Affiliate Sourced AUM and exclude Variable Annuities business impacts.

Voya Financial	Page 21 of	49

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Investment Management Sourced AUM:
Beginning of period AUM	86,802	85,411	85,804	83,070	80,158	85,804	73,992
Inflows
Inflows from sub-advisor replacements	—	—	—	—	—	—	—
Inflows-other	4,321	4,788	3,704	4,219	5,290	12,813	14,622
Outflows	(3,461)	(3,636)	(3,648)	(3,383)	(4,062)	(10,745)	(10,441)
Net Flows	860	1,152	56	836	1,228	2,068	4,181
Net Money Market Flows	(6)	19	(62)	59	(24)	(49)	(47)
Change in Market Value	1,575	273	(93)	1,975	1,445	1,755	4,737
Other	(23)	217	(294)	(136)	263	(100)	207
Impact of Divestitures (1)	—	(270)	—	—	—	(270)	—
End of period AUM	89,208	86,802	85,411	85,804	83,070	89,208	83,070
Organic Growth (Net Flows / Beginning of period AUM)	0.99%	1.35%	0.07%	1.01%	1.53%	2.41%	5.65%
Market Growth %	1.81%	0.32%	-0.11%	2.38%	1.80%	2.05%	6.40%
Affiliate Sourced AUM:
Beginning of period AUM	36,882	55,147	56,476	56,546	54,937	56,476	54,254
Inflows
Inflows from sub-advisor replacements	76	—	—	—	857	76	857
Inflows-other	1,189	911	1,013	904	1,452	3,113	3,455
Outflows	(1,048)	(1,947)	(2,234)	(2,877)	(2,025)	(5,229)	(6,964)
Net Flows	217	(1,036)	(1,221)	(1,973)	284	(2,040)	(2,653)
Net Money Market Flows	5	(47)	(22)	(82)	(10)	(64)	(180)
Change in Market Value	1,227	753	(319)	1,941	1,466	1,661	4,908
Other	(161)	(80)	233	44	(131)	(8)	217
Impact of Divestitures (1)		(17,855)	—	—	—	(17,855)	—
End of period AUM	38,170	36,882	55,147	56,476	56,546	38,170	56,546
Organic Growth (Net Flows / Beginning of period AUM)	0.59%	-1.88%	-2.16%	-3.49%	0.52%	-3.61%	-4.89%
Market Growth %	3.33%	1.37%	-0.56%	3.43%	2.67%	2.94%	9.05%

Variable Annuity End of Period AUM (1)(2)	27,175	27,851	—	—	—	27,175	—

Investment Management sourced net flows	860	1,152	56	836	1,228	2,068	4,181
Other affiliate sourced net flows	217	(409)	(507)	(530)	1,232	(699)	410
Variable annuities net flows	(600)	(627)	(714)	(1,443)	(948)	(1,941)	(3,062)
Total Net Flows	477	116	(1,165)	(1,137)	1,512	(572)	1,528
Net Flows excluding sub-advisor replacements and variable annuities net flows	1,001	743	(451)	305	1,603	1,293	3,735
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) Variable Annuities End of Period AUM includes Retail AUM of $18.3Bn reflected in divestitures above as well as $8.9Bn of General Account AUM retained by Voya Investment Management.

Voya Financial	Page 22 of	49

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Institutional
Equity	23,712	23,188	23,037	22,905	21,868
Fixed Income	61,396	60,363	49,507	49,563	48,884
Real Estate	—	—	—	—	—
Money Market	150	90	—	—	—
Total	85,258	83,641	72,544	72,468	70,752
Retail
Equity	44,441	43,075	43,003	44,380	43,228
Fixed Income	21,685	21,326	21,257	21,077	20,524
Real Estate	1,800	2,118	2,353	2,873	3,611
Money Market	1,369	1,375	1,401	1,482	1,502
Total	69,295	67,894	68,014	69,812	68,865
General Account
Equity	139	205	240	217	218
Fixed Income	54,904	54,581	80,011	80,253	80,813
Real Estate	—	—	—	—	—
Money Market	819	831	1,642	1,536	1,458
Total	55,862	55,617	81,893	82,006	82,489
Combined Asset Type
Equity	68,292	66,468	66,280	67,502	65,313
Fixed Income	137,985	136,270	150,775	150,893	150,221
Real Estate	1,800	2,118	2,353	2,873	3,611
Money Market	2,338	2,296	3,043	3,018	2,960
Total	210,415	207,152	222,451	224,286	222,105

Employee Benefits

Voya Financial	Page 24 of	49

Employee Benefits Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Sources of operating earnings before income taxes:
Fixed income	23	23	23	23	24	69	71
Limited partnership income and Prepayment fee income	1	1	—	—	1	2	2
Total gross investment income	24	24	23	24	25	71	73
Investment expenses	(1)	(1)	(1)	(1)	(1)	(3)	(4)
Credited interest	(14)	(14)	(14)	(14)	(14)	(42)	(43)
Net margin	9	9	8	9	10	26	26
Other investment income	7	5	5	4	4	17	13
Investment spread and other investment income	16	14	13	13	14	43	39
Net underwriting gain (loss) and other revenue	123	112	113	102	128	348	321
Administrative expenses	(53)	(53)	(55)	(51)	(49)	(161)	(155)
Trail commissions	(35)	(35)	(35)	(31)	(32)	(105)	(99)
DAC/VOBA and other intangibles amortization, excluding unlocking	(2)	(3)	(3)	(3)	(2)	(8)	(7)
DAC/VOBA and other intangibles unlocking	1	—	(1)	—	(1)	—	(3)
Adjusted operating earnings before income taxes	50	35	32	31	58	117	96
Adjusted Return on Capital (1)	26.9%	29.0%	28.3%	24.4%	24.3%	26.9%	24.3%

Group life:
Premiums	124	125	123	117	118	372	349
Benefits	(97)	(102)	(98)	(89)	(88)	(297)	(266)
Other (2)	(2)	(2)	(2)	(2)	(2)	(6)	(6)
Total Group life	25	21	23	26	28	69	77
Group Life Loss Ratio (Interest adjusted)	78.6%	81.5%	79.3%	76.1%	74.4%	79.8%	76.0%
Group stop loss:
Premiums	233	232	226	233	241	691	720
Benefits	(180)	(189)	(181)	(195)	(194)	(550)	(593)
Other (2)	(1)	(1)	(1)	(1)	(1)	(3)	(3)
Total Group stop loss	52	42	44	37	46	138	124
Stop loss Loss Ratio	77.0%	81.7%	80.2%	83.9%	80.6%	79.6%	82.4%
Voluntary Benefits, Disability, and Other	45	49	46	39	54	140	120

Premiums	438	435	431	413	422	1,304	1,261
Benefits	(311)	(321)	(314)	(308)	(291)	(946)	(931)
Other (2)	(4)	(2)	(4)	(3)	(3)	(10)	(9)
Total Net underwriting gain (loss) and other revenue	123	112	113	102	128	348	321
Total Aggregate Loss Ratio (1)	73.1%	72.6%	72.9%	74.0%	74.2%	73.1%	74.2%

(1) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 25 of	49

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Sales by Product Line:
Group life and Disability	12	12	60	11	15	84	75
Stop loss	36	15	179	7	19	230	279
Voluntary	9	10	65	9	5	84	61
Total sales by product line	57	37	304	27	39	398	415

Total gross premiums and deposits	468	469	462	440	456	1,399	1,366

Annualized In-force Premiums by Product Line:
Group life and Disability	654	664	663	623	627	654	627
Stop loss	953	938	925	969	989	953	989
Voluntary	309	312	303	257	257	309	257
Total annualized in-force premiums (1)	1,916	1,914	1,891	1,849	1,873	1,916	1,873

Assets Under Management by Fund Group
General account	1,823	1,807	1,779	1,813	1,860	1,823	1,860
Separate account	15	14	15	16	15	15	15
Total AUM	1,838	1,821	1,794	1,829	1,875	1,838	1,875
(1) Historical amounts for annualized in-force premiums are as follows:
	Three months ended 12/31/2016	Three months ended 12/31/2015
Group life	500	492
Stop loss	874	824
Voluntary	213	183
Disability and other	127	105
Total annualized in-force premiums	1,714	1,604

Individual Life

Voya Financial	Page 27 of	49

Individual Life Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Sources of operating earnings before income taxes:
Fixed income	205	204	203	203	206	612	607
Limited partnership income	9	10	4	6	5	23	12
Prepayment fee income	2	3	2	2	2	7	6
Total gross investment income	216	217	209	211	213	642	625
Investment expenses	(7)	(7)	(8)	(7)	(6)	(22)	(20)
Credited interest	(150)	(150)	(149)	(150)	(150)	(449)	(450)
Net margin	59	60	52	54	57	171	155
Other investment income (1)	19	13	14	12	10	46	31
Investment spread and other investment income	78	73	66	66	67	217	186
Fee based margin	3	3	3	4	3	9	10
Net underwriting gain (loss) and other revenue	89	93	69	98	96	251	276
Administrative expenses	(51)	(51)	(58)	(50)	(47)	(160)	(155)
Trail commissions	(5)	(5)	(7)	(5)	(5)	(17)	(17)
DAC/VOBA and other intangibles amortization, excluding unlocking	(48)	(41)	(27)	(41)	(37)	(116)	(120)
DAC/VOBA and other intangibles unlocking	(200)	(31)	(29)	(8)	(143)	(260)	(152)
Adjusted operating earnings before income taxes	(134)	41	17	64	(66)	(76)	28
Adjusted Return on Capital (2)	9.8%	10.6%	10.8%	11.2%	9.5%	9.8%	9.5%

Net underwriting gain (loss) and other revenue
Fee revenue / Premiums	427	427	417	430	429	1,271	1,286
Net mortality, including Reinsurance	(319)	(331)	(371)	(317)	(310)	(1,021)	(937)
Reserve change / Other	(19)	(3)	23	(15)	(22)	1	(72)
Total net underwriting gain (loss) and other revenue	89	93	69	98	97	251	277

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) Adjusted Return on Capital calculated using trailing twelve months.

Voya Financial	Page 28 of	49

Individual Life Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Sales by Product Line:
Indexed	19	16	16	19	16	51	54
Accumulation	1	1	1	1	1	3	3
Total Universal life	20	17	17	20	17	54	57
Variable life	—	1	—	1	1	1	3
Term	—	—	—	—	—	—	2
Total sales by product line	20	18	17	21	18	55	62
Gross Premiums and Deposits by Product: (1)
Interest sensitive	320	314	318	331	305	952	935
Non - interest sensitive	130	130	131	134	136	391	407
Total gross premiums and deposits	450	444	449	465	441	1,343	1,341
Applications
New business policy count (Paid)	1,292	1,069	1,060	1,108	1,144	3,421	5,424
End of Period:
In-Force Face Amount by Product: (1)
Universal life	81,634	81,266	81,150	81,055	80,657	81,634	80,657
Variable life	20,626	21,016	21,330	21,695	22,110	20,626	22,110
Term	206,189	212,572	218,586	223,596	228,384	206,189	228,384
Whole life	1,683	1,720	1,743	1,774	1,782	1,683	1,782
Total in-force face amount	310,132	316,574	322,809	328,120	332,933	310,132	332,933
In-Force Policy Count (in whole numbers): (1)
Universal life	239,742	241,992	244,740	247,610	251,379	239,742	251,379
Variable life	49,517	50,387	51,112	51,922	52,656	49,517	52,656
Term	389,242	400,397	411,474	420,731	429,667	389,242	429,667
Whole life	106,381	107,995	109,841	111,673	112,088	106,381	112,088
Total in-force policy count	784,882	800,771	817,167	831,936	845,790	784,882	845,790
Assets Under Management by Fund Group: (1)
General account	12,902	12,899	12,833	12,824	12,770	12,902	12,770
Separate account	2,826	2,774	2,755	2,809	2,724	2,826	2,724
Total AUM	15,728	15,673	15,588	15,633	15,493	15,728	15,493

(1) Excludes amounts transferred to third parties through reinsurance transactions.

Corporate

Voya Financial	Page 30 of	49

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Interest expense	(49)	(49)	(49)	(47)	(47)	(147)	(142)
Amortization of intangibles	(9)	(9)	(9)	(9)	(9)	(27)	(27)
Strategic investment program (1)	—	—	—	(16)	(21)	—	(64)
Other (2)	4	(1)	2	(18)	(33)	5	(72)
Adjusted operating earnings before income taxes	(54)	(59)	(56)	(90)	(110)	(169)	(305)

(1) In 2015, we announced that we would incur an incremental $350.0 million of expenses through 2018 for IT simplification, digital and analytics and cross-enterprise initiatives. In 2018, the remaining costs related to this program are insignificant and reflected in our segments.

(2) Includes results from Retained Business and other closed blocks, and revenues and expenses not allocated to our segments, including TSA revenues and Stranded Costs. Also includes DAC/VOBA and and other intangibles unlocking related to the Retained Business.

Investment Information

Voya Financial	Page 32 of	49

Portfolio Composition

	Balances as of
(in millions USD)	9/30/2018		6/30/2018		3/31/2018		12/31/2017		9/30/2017
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	46,185	72.4%	46,104	72.3%	47,274	73.2%	48,329	73.1%	48,191	73.1%
Fixed maturities, at fair value using the fair value option	2,886	4.5%	2,983	4.7%	2,903	4.5%	3,018	4.6%	3,080	4.7%
Equity securities, available for sale, at fair value	323	0.5%	385	0.6%	382	0.6%	380	0.6%	397	0.6%
Short-term investments	86	0.1%	102	0.2%	193	0.3%	471	0.7%	343	0.5%
Mortgage loans on real estate	8,862	13.8%	8,904	13.8%	8,837	13.6%	8,686	13.0%	8,629	13.1%
Policy loans	1,832	2.9%	1,849	2.9%	1,863	2.9%	1,888	2.9%	1,899	2.9%
Limited partnerships/corporations, before consolidation	1,482	N/M	1,453	N/M	1,267	N/M	1,293	N/M	1,177	N/M
CLO/VOEs Adjustments (1)	(359)	N/M	(383)	N/M	(447)	N/M	(509)	N/M	(491)	N/M
Limited partnerships/corporations, after consolidation	1,123	1.8%	1,070	1.7%	820	1.3%	784	1.2%	686	1.0%
Derivatives	422	0.7%	376	0.6%	390	0.6%	397	0.6%	358	0.5%
Other investments	91	0.1%	90	0.1%	77	0.1%	47	0.1%	48	0.1%
Securities pledged to creditors	2,063	3.2%	1,994	3.1%	1,869	2.9%	2,087	3.2%	2,287	3.5%
Total investments, after consolidation	63,873	100.0%	63,857	100.0%	64,608	100.0%	66,087	100.0%	65,918	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	2,327	4.6%	2,419	4.8%	2,522	4.8%	2,797	5.2%	2,812	5.3%
U.S. Corporate - Public	20,381	39.8%	20,577	40.2%	22,083	42.5%	23,258	43.4%	23,458	43.9%
U.S. Corporate - Private	6,418	12.6%	6,261	12.3%	5,665	10.9%	5,833	10.9%	5,737	10.7%
Foreign Government / Agency	855	1.7%	848	1.7%	785	1.5%	775	1.5%	769	1.4%
Foreign Corporate - Public	4,687	9.1%	4,552	8.9%	4,851	9.3%	4,941	9.2%	4,880	9.1%
Foreign Corporate - Private	5,103	10.0%	5,252	10.3%	5,204	10.0%	5,161	9.7%	5,421	10.1%
State, municipalities and political subdivisions	1,631	3.2%	1,659	3.2%	1,815	3.5%	1,913	3.6%	1,896	3.5%
CMO-B	3,016	5.9%	3,199	6.3%	3,016	5.9%	2,969	5.6%	3,064	5.7%
Agency	827	1.6%	823	1.6%	1,004	1.9%	989	1.9%	1,127	2.1%
Non-Agency (3)	910	1.8%	831	1.6%	801	1.5%	749	1.4%	732	1.4%
Total Residential mortgage-backed securities	4,753	9.3%	4,853	9.5%	4,821	9.3%	4,707	8.9%	4,923	9.2%
Commercial mortgage-backed securities	3,116	6.1%	2,932	5.7%	2,871	5.5%	2,704	5.1%	2,514	4.7%
Other asset-backed securities (3)	1,863	3.6%	1,728	3.4%	1,429	2.7%	1,345	2.5%	1,148	2.1%
Total fixed maturities, including securities pledged (5)	51,134	100.0%	51,081	100.0%	52,046	100.0%	53,434	100.0%	53,558	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,070	2.1%	865	1.7%	1,061	2.0%	1,001	1.9%	1,410	2.6%
Due after one year through five years	7,313	14.3%	7,817	15.3%	8,245	15.8%	8,703	16.3%	9,002	16.8%
Due after five years through ten years	9,993	19.5%	9,943	19.5%	10,279	19.8%	10,762	20.1%	10,582	19.8%
Due after ten years	23,026	45.1%	22,943	44.9%	23,340	44.9%	24,212	45.3%	23,979	44.8%
CMO-B	3,016	5.9%	3,199	6.3%	3,016	5.9%	2,969	5.6%	3,064	5.7%
Mortgage-backed securities	4,853	9.5%	4,586	8.9%	4,676	8.9%	4,442	8.3%	4,373	8.2%
Other asset-backed securities (3)	1,863	3.6%	1,728	3.4%	1,429	2.7%	1,345	2.5%	1,148	2.1%
Total fixed maturities, including securities pledged (5)	51,134	100.0%	51,081	100.0%	52,046	100.0%	53,434	100.0%	53,558	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	28,525	55.7%	28,817	56.5%	29,831	57.4%	30,942	57.9%	30,801	57.4%
2	20,036	39.2%	19,675	38.5%	19,696	37.8%	19,947	37.3%	20,172	37.7%
3	1,783	3.5%	1,803	3.5%	1,822	3.5%	1,889	3.5%	2,016	3.8%
4	570	1.1%	584	1.1%	488	0.9%	512	1.0%	413	0.8%
5	143	0.3%	123	0.2%	87	0.2%	33	0.1%	48	0.1%
6	77	0.2%	79	0.2%	122	0.2%	111	0.2%	108	0.2%
Total fixed maturities, including securities pledged (4) (5)	51,134	100.0%	51,081	100.0%	52,046	100.0%	53,434	100.0%	53,558	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	8,750	17.1%	8,885	17.4%	9,267	17.8%	9,702	18.2%	9,842	18.4%
AA	3,466	6.8%	3,510	6.9%	3,543	6.8%	3,611	6.8%	3,710	6.9%
A	14,828	29.1%	14,887	29.2%	15,628	30.1%	16,329	30.6%	15,979	29.8%
BBB	20,565	40.1%	20,191	39.5%	19,987	38.3%	20,204	37.7%	20,447	38.2%
BB	2,221	4.3%	2,170	4.2%	2,224	4.3%	2,058	3.8%	2,147	4.0%
B and below	1,304	2.6%	1,438	2.8%	1,397	2.7%	1,530	2.9%	1,433	2.7%
Total fixed maturities, including securities pledged (5)	51,134	100.0%	51,081	100.0%	52,046	100.0%	53,434	100.0%	53,558	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) ARO ratings do not directly translate into NAIC ratings.
(5) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.

Voya Financial	Page 33 of	49

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	9/30/2018		6/30/2018		3/31/2018		12/31/2017		9/30/2017		9/30/2018		9/30/2017

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	575	5.05%	593	5.18%	584	5.07%	582	4.99%	588	5.06%	1,752	5.10%	1,751	5.03%
Equity securities	3	5.48%	3	4.33%	3	3.96%	3	4.43%	2	2.26%	9	4.50%	6	3.69%
Mortgage loans	94	4.39%	95	4.39%	94	4.39%	93	4.40%	93	4.39%	283	4.39%	277	4.43%
Limited partnerships	74	22.17%	43	13.87%	43	15.12%	41	19.82%	36	13.40%	160	16.73%	130	16.85%
Policy loans	23	5.12%	25	5.43%	25	5.41%	23	5.06%	25	5.31%	73	5.40%	75	5.32%
Short-term investments	7	1.20%	5	0.85%	4	0.59%	3	0.41%	3	0.33%	16	0.88%	8	0.37%
Derivatives (2)	10	N/A	10	N/A	10	N/A	13	N/A	12	N/A	30	N/A	32	N/A
Prepayment fee income	16	0.10%	9	0.06%	7	0.04%	16	0.10%	10	0.06%	32	0.07%	28	0.06%
Other assets	19	N/A	4	N/A	1	N/A	14	N/A	(1)	N/A	24	N/A	8	N/A
Gross investment income before expenses and fees	821	5.48%	787	5.22%	771	5.10%	788	5.17%	768	5.01%	2,379	5.27%	2,315	5.12%
Expenses and fees	(38)	-0.26%	(31)	-0.21%	(30)	-0.20%	(35)	-0.24%	(32)	-0.22%	(99)	-0.22%	(93)	-0.21%
Total investment income and annualized yield	783	5.22%	756	5.01%	741	4.90%	753	4.93%	736	4.79%	2,280	5.05%	2,222	4.91%
Trading gains/losses (1)
Fixed maturities	17		(9)		(17)		28		12		(9)		(4)
Equity securities	—		1		(3)		—		(1)		(2)		(1)
Mortgage loans	—		8		—		—		—		8		1
Other investments	(4)		(4)		9		(20)		1		1		3
Total trading gains/losses	13		(4)		(11)		8		12		(2)		(1)
Impairments (1)
Fixed maturities	(7)		(1)		(14)		(18)		(2)		(22)		(4)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	—		—		—		—		—		—		—
Other investments	—		—		—		—		—		—		—
Total impairments	(7)		(1)		(14)		(18)		(2)		(22)		(4)
Fair value adjustments (3)	(37)		(46)		(74)		(51)		(12)		(157)		(19)
Derivatives, including change in fair value of derivatives related to guaranteed benefits	41		7		22		26		(12)		70		(20)
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	10		(44)		(77)		(35)		(14)		(111)		(44)
Businesses exited through reinsurance (4)	13		(14)		(36)		30		29		(37)		105
Consolidation/eliminations (5)	3		(5)		14		13		(9)		12		23
Total investment income and realized capital gains (losses)	809		693		642		761		742		2,144		2,306

(1) Investment results related to businesses exited through reinsurance are excluded.
(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 34 of	49

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Retirement
Average alternative investments	646	558	536	532	519	580	512
Alternative investment income	38	20	18	18	16	76	44
Investment Management
Average alternative investments	214	250	262	252	236	242	222
Alternative investment income (1)	8	5	11	8	5	24	49
Employee Benefits
Average alternative investments	63	53	51	49	49	56	49
Alternative investment income	4	2	2	2	2	8	4
Individual Life
Average alternative investments	387	348	312	293	270	349	248
Alternative investment income	19	16	9	10	8	44	21

The table above excludes alternative investments and income that are a component of Assets held for sale and Income (loss) from discontinued operations, net of tax, respectively, and alternative investments and income in Corporate.

(1) Includes performance fees related to sponsored private equity funds (“carried interest”) that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered. For the three and nine months ended September 30, 2018 and for the three months ended September 30, 2017, our carried interest total net results were immaterial. For the nine months ended September 30, 2017, our carried interest total net results were a gain of $33 million, including the recovery of $26 million of previously accrued carried interest for one private equity fund.

Reconciliations

Voya Financial	Page 36 of	49

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Revenues
Net investment income	855	813	823	824	795	2,491	2,470
Fee income	704	660	676	668	684	2,040	1,960
Premiums	550	533	539	515	533	1,622	1,606
Net realized capital gains (losses)	(46)	(120)	(181)	(63)	(53)	(347)	(164)
Income (loss) related to consolidated investment entities	62	126	11	136	139	199	295
Other revenues	127	101	99	106	86	327	265
Total revenues	2,252	2,113	1,967	2,186	2,184	6,332	6,432

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,268)	(1,088)	(1,090)	(1,159)	(1,192)	(3,446)	(3,477)
Operating expenses	(656)	(645)	(700)	(682)	(674)	(2,001)	(1,972)
Net amortization of DAC/VOBA	(86)	(74)	(100)	(61)	(209)	(260)	(468)
Interest expense	(47)	(46)	(49)	(44)	(49)	(142)	(140)
Operating expenses related to consolidated investment entities	(9)	(19)	(7)	(20)	(20)	(35)	(67)
Total benefits and expenses	(2,066)	(1,872)	(1,946)	(1,966)	(2,144)	(5,884)	(6,124)
Income (loss) from continuing operations before income taxes	186	241	21	220	40	448	308
Less:
Net investment gains (losses) and related charges and adjustments	11	(40)	(61)	(54)	(12)	(90)	(30)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	14	2	(14)	34	5	2	12
Income (loss) related to businesses exited through reinsurance or divestment	—	(8)	(45)	(39)	(2)	(53)	(6)
Income (loss) attributable to noncontrolling interests	23	58	—	82	65	81	118
Income (loss) on early extinguishment of debt	—	—	(3)	—	(3)	(3)	(4)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	(17)	1	—	1
Other adjustments (1)	(25)	(9)	(19)	(19)	(57)	(53)	(78)
Adjusted operating earnings before income taxes	163	238	163	233	43	564	295

(1) Includes restructuring expenses (severance, lease write-offs, etc.) and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Voya Financial	Page 37 of	49

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Total revenues	2,252	2,113	1,967	2,186	2,184	6,332	6,432

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	—	(49)	(73)	(58)	(14)	(122)	(42)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	12	4	(7)	35	7	9	17
Revenues (losses) related to business exited through reinsurance or divestment	22	(18)	(40)	27	27	(36)	95
Revenues (loss) attributable to noncontrolling interests	34	76	6	100	85	116	186
Other adjustments (1)	76	67	58	59	52	201	153
Total adjusted operating revenues	2,108	2,033	2,023	2,023	2,027	6,164	6,023

Adjusted operating revenues by segment
Retirement	705	670	662	649	634	2,037	1,889
Investment Management	168	171	185	185	171	524	546
Employee Benefits	469	460	453	431	446	1,382	1,336
Individual Life	660	641	631	635	669	1,932	1,928
Corporate	106	91	92	123	107	289	324
Total adjusted operating revenues	2,108	2,033	2,023	2,023	2,027	6,164	6,023

(1) Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Voya Financial	Page 38 of	49

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

(in millions USD, unless otherwise indicated)	Twelve Months Ended (1)
Retirement	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Adjusted operating earnings before income taxes	699	553	417	456	431
Less:
DAC/VOBA and other intangibles unlocking	19	(75)	(191)	(137)	(148)
Gain on Lehman Recovery			—	—	4
Adjusted Operating Earnings - excluding Unlocking before interest	680	628	608	593	574
Income tax expense	137	150	170	190	184
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	543	478	438	403	391
Adjusted Operating effective tax rate, excluding Unlocking(2)	17.1%	16.3%	15.8%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	20.1%	23.9%	28.0%	32.0%	32.0%
Average Capital	4,063	3,987	3,946	3,928	3,956
Ending Capital	4,218	4,100	4,096	4,130	3,856
Adjusted Return on Capital	13.4%	12.0%	11.1%	10.3%	9.9%

Investment Management
Adjusted operating earnings before income taxes	221	227	259	248	253
Less:
Gain on Lehman Recovery	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	221	227	259	248	252
Income tax expense	53	60	76	79	81
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	168	167	183	169	172

Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	21.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	24.0%	26.5%	29.4%	32.0%	32.0%
Average Capital	306	309	309	308	306
Ending Capital	297	310	319	290	311
Adjusted Return on Capital	55.2%	54.0%	59.3%	54.9%	56.1%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assume a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 39 of	49

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

(in millions USD, unless otherwise indicated)	Twelve Months Ended (1)
Employee Benefits	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Adjusted operating earnings before income taxes	148	156	148	127	128
Less:
DAC/VOBA and other intangibles unlocking	—	(2)	(3)	(2)	(2)
Gain on Lehman Recovery			—	—	1
Adjusted Operating Earnings - excluding Unlocking before interest	148	158	151	129	129
Income tax expense	34	43	45	41	41
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	114	115	106	88	87
Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	21.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	23.3%	27.2%	29.6%	32.0%	32.0%
Average Capital	424	398	375	360	359
Ending Capital	466	463	441	387	364
Adjusted Return on Capital	26.9%	29.0%	28.3%	24.4%	24.3%

Individual Life
Adjusted operating earnings before income taxes	(12)	56	77	92	71
Less:
DAC/VOBA and other intangibles unlocking	(268)	(211)	(181)	(160)	(162)
Gain on Lehman Recovery	—	—	—	—	8
Adjusted Operating Earnings - excluding Unlocking before interest	256	267	258	251	225
Income tax expense	62	72	78	80	72
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	194	195	180	171	153
Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	21.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	24.1%	27.1%	30.0%	32.0%	32.0%
Average Capital	1,977	1,823	1,666	1,527	1,614
Ending Capital	2,102	2,150	2,141	2,141	1,476
Adjusted Return on Capital	9.8%	10.6%	10.8%	11.2%	9.5%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 40 of	49

Prepayments and Alternative Income Above (Below) Long-Term Expectations (3)(4)

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Prepayments Above (Below) Long-term Expectations (1)
Retirement	4	(2)	(3)	5	(1)	3	2
Investment Management	—	—	—	—	—	—	—
Employee Benefits	—	—	—	—	—	—	2
Individual Life	—	—	(1)	—	—	(2)	(1)

Alternatives Above (Below) Long-term Expectations (1)(2)
Retirement	23	8	6	7	4	43	15
Investment Management	3	(1)	5	2	—	10	38
Employee Benefits	2	1	1	1	1	5	2
Individual Life	10	7	2	3	1	22	7

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)(2)
Retirement	27	6	3	12	3	46	17
Investment Management	3	(1)	5	2	—	10	38
Employee Benefits	2	1	1	1	1	5	4
Individual Life	10	7	1	3	1	20	6

(1) Impacts are pre-DAC and pre-tax.
(2) Amounts exclude gain on Lehman recovery for the twelve months ending September 30, 2017.
(3) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(4) Corporate segment impacts are immaterial.

Voya Financial	Page 41 of	49

Reconciliation of Adjusted Operating Earnings Per Common Share; Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017

Income (loss) available to Voya Financial, Inc.'s common shareholders per common share (Diluted)	0.87	0.96	2.50	(17.64)	0.81	4.39	0.92
Exclusion of per share impact of:
Net investment gains (losses) and related charges and adjustments	(0.05)	0.18	0.27	0.19	0.04	0.42	0.10
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(0.07)	(0.01)	0.06	(0.12)	(0.02)	(0.01)	(0.04)
Income (loss) related to businesses exited through reinsurance or divestment	—	0.04	0.20	0.14	0.01	0.24	0.02
Income (loss) on early extinguishment of debt	—	—	0.01	—	0.01	0.01	0.01
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	0.06	—	—	—
Other adjustments to operating earnings	0.11	0.04	0.09	0.07	0.20	0.24	0.26
Effect of discontinued operations	—	(0.16)	(2.40)	14.58	(0.73)	(2.66)	(0.19)
Effect of assumed tax rate vs actual effective tax rate	(0.02)	0.08	0.04	3.53	(0.16)	0.11	(0.02)
Adjustment due to antidilutive effect of net loss in the current period	—	—	—	0.06	—	—	—
Adjusted operating earnings per common share (Diluted) (1)	0.84	1.13	0.77	0.87	0.16	2.74	1.06
Impact of unlocking to earnings per common share (Diluted)	0.70	0.13	0.31	—	0.70	1.12	1.08
Adjusted operating earnings per common share (Diluted) - ex Unlocking	1.54	1.26	1.08	0.87	0.86	3.86	2.14

Book value per common share, including AOCI	52.22	52.22	54.65	58.19	75.98	52.22	75.98
Per share impact of AOCI	(4.94)	(5.82)	(8.81)	(15.88)	(15.20)	(4.94)	(15.20)
Book value per common share, excluding AOCI	47.28	46.40	45.84	42.31	60.78	47.28	60.78

Reconciliation of shares used in Total Consolidated Adjusted Operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Diluted	164.0	172.8	178.4	179.4	182.4	171.7	188.1
Dilutive effect of the exercise or issuance of stock-based awards (1)	—	—	—	3.5	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (1)	164.0	172.8	178.4	182.9	182.4	171.7	188.1

Debt to capital	28.9%	29.0%	26.9%	25.7%	20.2%	28.9%	20.2%
Capital impact of AOCI	2.0%	2.5%	3.6%	6.5%	3.9%	2.0%	3.9%
Impact of 25% equity treatment afforded to subordinate debt	(2.5)%	(2.5)%	(2.4)%	(1.7)%	(1.4)%	(2.5)%	(1.4)%
Adjusted Debt to capital	28.4%	29.0%	28.1%	30.5%	22.7%	28.4%	22.7%

(1) For periods in which there is a Net loss in Income from continuing operations, Adjusted operating earnings per common share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Adjusted operating earnings per common share calculation.

Voya Financial	Page 42 of	49

Reconciliation of Investment Management Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2018	6/30/2018	9/30/2017	9/30/2018	6/30/2018	9/30/2017

Adjusted operating revenues	168	171	171	709	712	735
Adjusted operating expenses	(120)	(119)	(117)	(488)	(485)	(482)
Adjusted operating earnings before income taxes	48	52	54	221	227	253
Adjusted operating margin	28.9%	30.7%	31.3%	31.3%	31.8%	34.3%

Adjusted operating revenues	168	171	171	709	712	735
Less:
Investment Capital Results	8	5	5	32	29	57
Adjusted operating revenues excluding Investment Capital	160	166	166	677	683	677
Adjusted operating expenses	(120)	(119)	(118)	(488)	(485)	(482)
Adjusted operating earnings excluding Investment Capital	40	47	49	189	198	195
Adjusted operating margin excluding Investment Capital	25.4%	28.7%	29.2%	28.0%	28.9%	28.8%

Appendix

The following appendix pages provide pro-forma views for both Retirement and Investment Management.

Voya Financial	Page 44 of	49

Retirement Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Sources of operating earnings before income taxes:
Fixed income	387	385	381	386	390	1,153	1,161
Limited partnership and Prepayment fee income	12	6	5	13	8	23	23
Total gross investment income	399	391	386	399	398	1,176	1,184
Investment expenses	(18)	(19)	(17)	(17)	(19)	(54)	(55)
Credited interest	(233)	(231)	(228)	(236)	(237)	(692)	(700)
Net margin	148	141	141	146	142	430	429
Other investment income (1)	70	54	46	46	43	170	129
Investment spread and other investment income	218	195	187	192	184	600	558
Full service fee based revenue	136	132	133	134	129	400	378
Recordkeeping and Other fee based revenue (2)(i)	111	105	108	87	83	325	244
Total fee based margin	247	237	241	221	212	725	622
Net underwriting gain (loss) and other revenue	—	—	(3)	(9)	(8)	(3)	(14)
Administrative expenses (2)	(179)	(185)	(194)	(167)	(159)	(558)	(506)
Net Commissions	(52)	(52)	(53)	(42)	(41)	(157)	(122)
DAC/VOBA and other intangibles amortization, excluding unlocking	(31)	(29)	(28)	(34)	(38)	(88)	(105)
DAC/VOBA and other intangibles unlocking (3)	50	3	(41)	7	(44)	12	(145)
Adjusted operating earnings before income taxes	253	169	109	168	107	531	288
Adjusted Return on Capital (4)	13.4%	12.0%	11.1%	10.3%	9.9%	13.4%	9.9%
Full Service Revenue (5)
Full Service Investment Spread and other investment income	205	183	176	181	173	564	522
Full Service Fee Based Revenue	136	132	133	134	129	400	378
Total Full Service Revenue and other revenue	340	315	309	315	303	964	900
Client Assets
Spread Based	32,468	32,519	32,480	32,571	32,761	32,468	32,761
Fee Based (ii)	309,278	297,787	294,386	312,269	290,771	309,278	290,771
Retail Client Assets (iii)	58,543	56,619	55,815	52,501	50,866	58,543	50,866
Defined Contribution Investment-only Stable Value (iiii)	34,573	33,957	34,326	35,000	35,510	34,573	35,510
Total Client Assets	434,862	420,882	417,007	432,341	409,908	434,862	409,908

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) During the first quarter of 2018, results from certain investment-only products were moved from Corporate to the Retirement segment.
(3) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the nine months ended September 30, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $52 million, of which $9 million was included in the results of the annual review of assumptions. For the nine months ended September 30, 2017, unfavorable unlocking of DAC / VOBA related to changes in GMIR provisions was $220 million, of which $92 million was included in the results of the annual review of assumptions.

(4) Adjusted Return on Capital calculated using trailing twelve months.
(5) Excludes Net underwriting gain (loss) and other revenue.
* Changes / enhancements to presentation include:
(i) Includes Fees from: Retail, Recordkeeping, Defined Contribution Investment-only Stable Value and Other.
(ii) Includes Full Service Corporate Markets, Full Service Tax Exempt Markets and Recordkeeping.
(iii) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(iiii) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.

Voya Financial	Page 45 of	49

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Full service - Corporate markets
Client Assets, beginning of period	61,888	60,650	60,495	58,010	55,536	60,495	49,921
Transfers / Single deposits	927	986	1,066	1,597	1,212	2,979	4,141
Recurring deposits	1,442	1,512	1,670	1,219	1,307	4,624	4,105
Total Deposits	2,369	2,498	2,736	2,816	2,518	7,603	8,246
Surrenders, benefits, and product charges	(1,999)	(2,261)	(2,465)	(2,656)	(1,952)	(6,725)	(5,894)
Net Flows	370	237	271	160	567	878	2,352
Interest Credited and investment performance	2,122	1,001	(116)	2,325	1,907	3,007	5,738
Client Assets, end of period - Corporate markets	64,380	61,888	60,650	60,495	58,010	64,380	58,010

Full service - Tax-exempt markets
Client Assets, beginning of period	62,814	61,954	62,070	60,590	58,549	62,070	55,497
Transfers / Single deposits	451	283	280	272	789	1,014	1,696
Recurring deposits	825	864	857	775	723	2,546	2,377
Total Deposits	1,276	1,147	1,137	1,047	1,512	3,560	4,073
Surrenders, benefits, and product charges	(1,547)	(1,257)	(1,361)	(1,234)	(1,155)	(4,165)	(3,895)
Net Flows	(271)	(110)	(224)	(187)	357	(605)	179
Interest Credited and investment performance	1,718	970	108	1,667	1,684	2,796	4,914
Client Assets, end of period - Tax-exempt markets	64,261	62,814	61,954	62,070	60,590	64,261	60,590

Full Service - Total
Client Assets, beginning of period	124,702	122,604	122,565	118,600	114,085	122,565	105,418
Transfers / Single deposits	1,378	1,269	1,346	1,869	2,001	3,993	5,837
Recurring deposits	2,267	2,376	2,527	1,994	2,030	7,170	6,482
Total Deposits	3,645	3,645	3,873	3,863	4,030	11,163	12,319
Surrenders, benefits, and product charges	(3,546)	(3,518)	(3,826)	(3,890)	(3,107)	(10,890)	(9,789)
Net Flows	99	127	47	(27)	924	273	2,531
Interest Credited and investment performance	3,840	1,971	(8)	3,992	3,591	5,803	10,651
Client Assets, end of period - Full Service Total	128,641	124,702	122,604	122,565	118,600	128,641	118,600

Voya Financial	Page 46 of	49

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Recordkeeping
Client Assets, beginning of period	203,561	202,226	220,191	202,852	189,083	220,191	171,149
Transfers / Single deposits	1,754	544	510	12,837	7,907	2,808	18,144
Recurring deposits	3,291	3,563	4,273	3,229	3,352	11,127	10,398
Total Deposits	5,045	4,107	4,782	16,066	11,259	13,935	28,542
Surrenders, benefits, and product charges	(6,064)	(6,747)	(21,529)	(6,793)	(4,599)	(34,340)	(15,307)
Net Flows	(1,019)	(2,639)	(16,747)	9,274	6,661	(20,405)	13,235
Interest Credited and investment performance	8,607	3,974	(1,218)	8,065	7,108	11,363	18,469
Client Assets, end of period - Recordkeeping	211,149	203,561	202,226	220,191	202,852	211,149	202,852

Total Defined Contribution (1)
Client Assets, beginning of period	328,288	324,830	342,756	321,453	303,167	342,756	276,566
Transfers / Single deposits	3,132	1,814	1,856	14,707	9,907	6,802	23,980
Recurring deposits	5,559	5,939	6,799	5,224	5,383	18,297	16,881
Total Deposits	8,691	7,752	8,655	19,930	15,290	25,098	40,861
Surrenders, benefits, and product charges	(9,611)	(10,265)	(25,356)	(10,682)	(7,705)	(45,232)	(25,096)
Net Flows	(920)	(2,513)	(16,700)	9,248	7,585	(20,134)	15,765
Interest Credited and investment performance	12,421	5,972	(1,226)	12,055	10,700	17,167	29,121
Client Assets, end of period - Total Defined Contribution	339,789	328,288	324,830	342,756	321,453	339,789	321,453

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	33,957	34,326	35,000	35,510	35,164	35,000	35,419
Transfers / Single deposits	607	798	779	823	601	2,184	1,798
Recurring deposits	87	279	105	67	95	471	539
Total Deposits	694	1,077	884	891	696	2,654	2,337
Surrenders, benefits, and product charges	(269)	(1,563)	(1,242)	(1,285)	(613)	(3,074)	(3,053)
Net Flows	425	(486)	(358)	(394)	83	(420)	(716)
Interest Credited and investment performance	191	118	(316)	(116)	263	(7)	807
Assets, end of period - Defined Contribution Investment-only SV	34,573	33,957	34,326	35,000	35,510	34,573	35,510

Retail Client Assets (3)(4)	58,543	56,619	55,815	52,501	50,866	58,543	50,866

Other Assets (5)	1,957	2,018	2,036	2,084	2,079	1,957	2,079

Total Client Assets	434,862	420,882	417,007	432,340	409,907	434,862	409,907

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) During the Q1 2018, results from certain investment-only products were moved from Corporate to the Retirement segment.
(5) Includes other guaranteed payout products.

Voya Financial	Page 47 of	49

Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Client Assets:
External Clients
Institutional	85,258	83,641	72,544	72,468	70,752	85,258	70,752
Retail	69,295	67,894	68,014	69,812	68,865	69,295	68,865
Subtotal External Clients	154,553	151,535	140,558	142,280	139,616	154,553	139,616
General Account	55,862	55,617	81,893	82,006	82,489	55,862	82,489
Total Client Assets (AUM)	210,415	207,152	222,451	224,286	222,105	210,415	222,105
Administration Only Assets (AUA)	48,990	49,378	49,008	50,018	50,460	48,990	50,460
Total AUM and AUA	259,405	256,530	271,459	274,304	272,565	259,405	272,565

Investment Advisory and Administrative Revenues
External Clients
Institutional	65	64	62	60	56	191	162
Retail	59	58	58	60	59	174	175
Subtotal External Clients	124	122	120	120	115	366	337
General Account	28	36	40	40	40	104	118
Total Investment Advisory and Administrative Revenues (AUM)	152	158	160	160	155	470	455
Administration Only Fees	5	3	5	4	5	13	13
Total Investment Advisory and Administrative Revenues	157	161	165	164	160	483	468

Revenue Yield (bps)
External Clients
Institutional	30.9	33.6	34.0	33.3	32.2	32.8	32.6
Retail	34.2	33.1	33.3	34.3	34.7	33.3	34.7
Revenue Yield on External Clients	32.4	33.4	33.7	33.8	33.5	33.0	33.7
General Account	20.0	19.7	19.5	19.5	19.3	19.7	19.1
Revenue Yield on Client Assets (AUM)	29.1	28.8	28.5	28.5	28.2	28.7	28.1
Revenue Yield on Administration Only Assets (AUA)	3.8	2.9	4.1	4.0	4.5	3.6	3.4
Total Revenue Yield on AUM and AUA (bps)	24.3	24.1	24.0	24.0	23.8	24.1	23.4

Voya Financial	Page 48 of	49

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Institutional AUM:
Beginning of period AUM	83,641	72,544	72,468	70,752	68,038	72,468	62,669
Inflows	2,771	3,141	1,851	2,419	3,734	7,762	10,061
Outflows	(1,832)	(1,741)	(1,559)	(1,509)	(2,554)	(5,132)	(5,242)
Subtotal Investment Management Sourced Institutional Net Flows	938	1,399	292	910	1,180	2,630	4,819
Affiliate Sourced Institutional Inflows	786	432	421	349	916	1,640	1,606
Affiliate Sourced Institutional Outflows	(332)	(541)	(699)	(731)	(372)	(1,573)	(1,540)
Subtotal Affiliate Sourced Net Flows	454	(109)	(278)	(382)	544	67	66
Net flows- Institutional AUM	1,392	1,291	14	528	1,723	2,696	4,884
Net Money Market Flows	—	—	—	—	—	—	—
Change in Market Value	551	80	(49)	1,081	940	582	3,127
Other (Including Acquisitions/Divestitures) (1)	(325)	9,727	110	107	51	9,511	71
End of period AUM- Institutional	85,258	83,641	72,544	72,468	70,752	85,258	70,752
Organic Growth (Net Flows/Beginning of period AUM)	1.7%	1.8%	0.0%	0.7%	2.5%	3.7%	7.8%
Market Growth %	0.7%	0.1%	-0.1%	1.5%	1.4%	0.8%	5.0%
Retail AUM:
Beginning of period AUM	67,894	68,014	69,812	68,865	67,058	69,812	65,577
Inflows	1,391	1,560	1,680	1,635	1,445	4,631	4,104
Outflows	(1,087)	(1,372)	(1,499)	(1,093)	(1,020)	(3,958)	(3,291)
Sub-advised Retail Net Flows	(289)	(436)	(416)	(616)	(378)	(1,142)	(1,451)
Subtotal Investment Management Sourced Retail Net Flows (2)	15	(248)	(235)	(74)	48	(468)	(637)
Affiliate Sourced Retail Inflows	537	479	592	555	535	1,607	1,849
Affiliate Sourced Retail Outflows	(943)	(778)	(821)	(704)	(704)	(2,543)	(2,361)
Subtotal Affiliate Sourced Retail Net Flows (2)	(406)	(300)	(229)	(149)	(168)	(935)	(512)
Variable Annuity Net Flows	(600)	(627)	(714)	(1,443)	(948)	(1,941)	(3,063)
Inflows from Sub-advisor Replacements	76	—	—	—	857	76	857
Net flows- Retail AUM	(915)	(1,175)	(1,179)	(1,666)	(212)	(3,268)	(3,356)
Net Money Market Flows	(1)	(28)	(84)	(23)	(33)	(114)	(227)
Change in Market Value	2,549	946	(363)	2,835	1,971	3,132	6,518
Other (Including Acquisitions/Divestitures) (1)	(233)	137	(172)	(199)	81	(267)	353
End of period AUM- Retail	69,295	67,894	68,014	69,812	68,865	69,295	68,865
Retail Organic Growth Excluding Variable Annuity Net Flows and Sub-advisor	-0.6%	-0.8%	-0.7%	-0.3%	-0.2%	-2.0%	-1.8%
Replacements (Net Flows / Beginning of period AUM)
Market Growth %	3.8%	1.4%	-0.5%	4.1%	2.9%	4.5%	9.9%
Total Investment Management Sourced Net Flows (2)	953	1,152	56	836	1,228	2,161	4,181
Total Affiliate Sourced Net Flows (2)	48	(409)	(507)	(530)	375	(868)	(447)
Total Variable Annuity Net Flows (1)	(600)	(627)	(714)	(1,443)	(948)	(1,941)	(3,062)
Total Inflows from Sub-advisor Replacements	76	—	—	—	857	76	857
Total Net Flows	477	116	(1,165)	(1,137)	1,512	(572)	1,528
Net Flows excluding sub-advisor replacement and Variable Annuity net flows	1,001	743	(451)	305	1,603	1,293	3,735
Total External Clients Organic Growth (Net Flows (excludes VA) / Beginning of period AUM) (2)	0.7%	0.5%	-0.3%	0.2%	1.2%	0.9%	2.9%
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) For the period ending September 30, 2018, Affiliate Sourced Net Flows include Retirement distribution of Voya Investment Management retail funds.

Voya Financial	Page 49 of	49

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Institutional
Equity	23,712	23,188	23,037	22,905	21,868
Fixed Income	61,396	60,363	49,507	49,563	48,884
Real Estate	—	—	—	—	—
Money Market	150	90	—	—	—
Total	85,258	83,641	72,544	72,468	70,752
Retail
Equity	44,441	43,075	43,003	44,380	43,228
Fixed Income	21,685	21,326	21,257	21,077	20,524
Real Estate	1,800	2,118	2,353	2,873	3,611
Money Market	1,369	1,375	1,401	1,482	1,502
Total	69,295	67,894	68,014	69,812	68,865
General Account
Equity	139	205	240	217	218
Fixed Income	54,904	54,581	80,011	80,253	80,813
Real Estate	—	—	—	—	—
Money Market	819	831	1,642	1,536	1,458
Total	55,862	55,617	81,893	82,006	82,489
Combined Asset Type
Equity	68,292	66,468	66,280	67,502	65,313
Fixed Income	137,985	136,270	150,775	150,893	150,221
Real Estate	1,800	2,118	2,353	2,873	3,611
Money Market	2,338	2,296	3,043	3,018	2,960
Total	210,415	207,152	222,451	224,286	222,105

Total Specialty Assets	66,600	66,950	72,212	71,697	70,611
% of Specialty Assets / Total AUM	31.7%	32.3%	32.5%	32.0%	31.8%

Total Retirement and Wealth Management Assets	101,319	98,298	98,238	99,086	97,302
% of Retirement and Wealth Management Assets / Total AUM	48.2%	47.5%	44.2%	44.2%	43.8%